                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 9, 2000
                               (Date of Report)
                       (Date of Earliest Event Reported)

                         TARGETED GENETICS CORPORATION
              (Exact Name of Registrant as Specified in Charter)

         Washington                   0-23930                  91-1549568
(State or Other Jurisdiction    (Commission File No.)         (IRS Employer
      of Incorporation)                                    Identification No.)


                 1100 Olive Way, Suite 100, Seattle, WA  98101
         (Address of Principal Executive Offices, including Zip Code)

                                (206) 623-7612
             (Registrant's Telephone Number, Including Area Code)

                                     None
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On November 9, 2000, Targeted Genetics Corporation and Genetics Institute, Inc., the biotechnology research division of Wyeth-Ayerst, a division of American Home Products Corporation, agreed to collaborate on the development of gene therapy products for the treatment of hemophilia.

     Pursuant to a Product Development Agreement, Targeted Genetics has agreed to utilize its expertise to deliver gene-encoding proteins for the treatment of hemophilia. In return, Genetics Institute has agreed to provide expertise and to manage the clinical trials and related regulatory filings required for product approval and marketing. Genetics Institute also has agreed to pay Targeted Genetics $5 million in up-front payments and up to $15 million for development of the first protein product over the next three years, subject to the achievement of specified objectives and development and commercialization milestones. Genetics Institute will also have an option to collaborate on the development of a an additional product utilizing a second protein. This optional collaboration, if developed, would trigger additional payments to Targeted Genetics. Wyeth-Ayerst and Genetics Institute will retain global marketing rights for any potential products resulting from the collaboration.

     Pursuant to a related Supply Agreement, Genetics Institute also has agreed to pay Targeted Genetics to manufacture potential products for clinical trials and, upon approval, for commercial use. Genetics Institute also has agreed to loan Targeted Genetics, upon its request, up to $10 million to finance manufacturing facility expansions. The total value of the collaboration to Targeted Genetics, excluding the costs of clinical trials, regulatory filings and clinical and commercial manufacturing payments, could reach $80 million.

     The Product Development Agreement and Supply Agreement are filed as exhibits to this report and are incorporated into this report by reference. This summary of the provisions of the agreements is not complete and you should refer to the exhibits for a copy of the actual agreements. A copy of the press release issued by Targeted Genetics on November 9, 2000 with respect to the Genetics Institute collaboration is attached to this report as Exhibit 99.1 and is incorporated in this report by reference.

Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

     10.1 Product Development Agreement dated November 9, 2000, between Targeted Genetics Corporation and Genetics Institute, Inc.*

     10.2 Supply Agreement dated November 9, 2000, between Targeted Genetics Corporation and Genetics Institute, Inc.*

     99.1  Press Release dated November 9, 2000.

_________________
* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted portions of this exhibit have been filed separately with the Securities and Exchange Commission.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   TARGETED GENETICS CORPORATION


Date:  February 21, 2001           By: /s/ H. Stewart Parker
                                       -----------------------------
                                       H. Stewart Parker
                                       President and Chief Executive Officer
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                               INDEX TO EXHIBITS


Exhibit
Number    Description
------    -----------

10.1 Product Development Agreement dated November 9, 2000, between Targeted Genetics Corporation and Genetics Institute, Inc.*

10.2 Supply Agreement dated November 9, 2000, between Targeted Genetics Corporation and Genetics Institute, Inc.*

99.1      Press Release dated November 9, 2000.

__________________
* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omitted portions of this exhibit have been filed separately with the Securities and Exchange Commission.